Exhibit 10.6
Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT
ACTIVE 238035260v.6

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of December 18, 2018, by and among ARCOSA, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of November 1, 2018, by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the Administrative Agent and the requisite number of Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
Section 1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, on the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    The definition of “Permitted Encumbrances” is hereby amended to delete clause (k) thereof and replace such clause with the following:
“(k)    Liens arising from precautionary Uniform Commercial Code financing statement or similar filings made in respect of (i) operating leases entered into by the Borrower or any Subsidiary and (ii) Dispositions permitted under Section 6.04(l), provided that such Liens are only with respect to the accounts receivable and proceeds thereof that are the subject of such Disposition;”
(b)    Section 6.04(j) of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end thereof;
(c)    Section 6.04(k) of the Credit Agreement is hereby amended by (i) deleting the period appearing therein and (ii) inserting the phrase “; and” in lieu thereof;

(d)    Section 6.04 of the Credit Agreement is hereby further amended by inserting a new clause (l) as follows:
“(l) the sale on a non-recourse basis by the Borrower and its Subsidiaries in the ordinary course of business of accounts receivable owing from an account debtor pursuant to a supply chain or similar finance program established by such account debtor with a third party provider.”

Section 2.Amendment Effective Date; Conditions Precedent. This Amendment shall become effective on the date on which the following conditions have been satisfied or waived (the “Amendment Effective Date”):
(a)    the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent and each of the Required Lenders;
(b)    the representations and warranties contained in Section 3 hereof shall be true and correct; and
(c)    the Administrative Agent shall have received such other documents, instruments and agreements as the Administrative Agent shall reasonably request.
Section 3.Representations and Warranties and Reaffirmations of the Borrower.
(a)    The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally), and (ii) at the time of and immediately after giving effect to this Amendment on the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
(b)    The Borrower hereby represents and warrants that the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materially, in any respect) as of such earlier date, and except that the representations and warranties contained in Sections 3.04(a)(i) and (a)(ii) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b) of the Credit Agreement, respectively.
(c)    Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date, except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date.
Section 4.Reference to the Effect on the Credit Agreement.
(a)    Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.
(b)    Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    Upon satisfaction of the conditions set forth in Section 2 hereof and the execution hereof by the Borrower, the Lenders and the Administrative Agent, this Amendment shall be binding upon all parties to the Credit Agreement.
(e)    This Amendment shall constitute a Loan Document.
Section 5.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
ARCOSA, INC.,
as the Borrower
By    /s/ Gail Peck___________________________
Name: Gail Peck
Title: SVP, Finance & Treasurer

Signature Page to Amendment No. 1 to Credit Agreement
Arcosa, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent
By: /s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director

Signature Page to Amendment No. 1 to Credit Agreement
Arcosa, Inc.

BANK OF AMERICA, N.A.,
as a Lender, as an Issuing Bank and as Syndication Agent
By: /s/ Allison W. Connally
Name: Allison W. Connally
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Arcosa, Inc.

BRANCH BANKING & TRUST COMPANY,
as a Lender and as Co-Documentation Agent
By: /s/ Allen King
Name: Allen King
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Arcosa, Inc.

SUNTRUST BANK,
as a Lender and as Co-Documentation Agent
By: /s/ Justin Lien
Name: Justin Lien
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement
Arcosa, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Co-Documentation Agent
By: /s/ Ben Wright
Name: Ben Wright
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement
Arcosa, Inc.

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Kathy V. Magee
Name: Kathy V. Magee
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Arcosa, Inc.

BOKF, NA DBA BANK OF TEXAS,
as a Lender
By: /s/ Mike Meredith
Name: Mike Meredith
Title: SVP

Signature Page to Amendment No. 1 to Credit Agreement
Arcosa, Inc.